UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2017

Kush Bottles, Inc.

(State or other jurisdiction of incorporation)

Nevada	000-55418	46-5268202
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

1800 Newport Circle, Santa Ana, CA		92705
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (714) 243-4311

____________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☒

Explanatory Note

On May 4, 2017, Kush Bottles, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion on May 1, 2017 of the indirect acquisition of all outstanding equity interests of CMP Wellness, LLC, a California limited liability company.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K in order to provide the financial information required by Item 9.01(a) and 9.01(b), which the Company indicated in the Original Form 8-K would be filed not later than 71 calendar days after the date on which the Original Form 8-K was required to be filed.

Item 8.01 Other Events.

On July 6, 2017, the Company issued a press release announcing the disclosure of certain audited financial results for CMP Wellness, LLC. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of CMP Wellness, LLC for the fiscal years ended August 31, 2016 and 2015 are being filed as Exhibit 99.3 to this Form 8-K/A.

The unaudited financial statements of CMP Wellness, LLC for the six months ended February 28, 2017 are being filed as Exhibit 99.4 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma combined condensed financial statements of the Company, including the Company’s unaudited pro forma combined condensed balance sheet as of February 28, 2017 and statements of operations for the years ended August 31, 2015 and August 31, 2016 and the six month period ended February 28, 2017, giving effect to the acquisition of CMP Wellness, LLC, are being filed as Exhibit 99.5 to this Form 8-K/A.

(d) Exhibits.

The following exhibits are attached with this Current Report on Form 8-K/A:

2.1

Merger Agreement, dated as of May 1, 2017, by and among Kush Bottles, Inc., KBCMP, Inc., Lancer West Enterprises, Inc, Walnut Ventures, Jason Manasse, and Theodore Nicols. (Incorporated by reference to the Company’s Current Report on Form 8-K filed on May 4, 2017.)*

23.1	Consent of Independent Auditors
99.1	Kush Bottles, Inc. Press Release dated May 4, 2017 (Incorporated by reference to the Company’s Current Report on Form 8-K filed on May 4, 2017.)
99.2	Kush Bottles, Inc. Press Release dated July 6, 2017
99.3	Audited financial statements of CMP Wellness, LLC for the fiscal years ended August 31, 2016 and 2015
99.4	Unaudited financial statements of CMP Wellness, LLC for the three and six months ended February 28, 2017 and February 29, 2016
99.5

Unaudited pro forma combined condensed financial statements of the Company, including the Company’s unaudited pro forma combined condensed balance sheet as of February 28, 2017 and statements of operations for the years ended August 31, 2015 and August 31, 2016 and the six month period ended February 28, 2017

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUSH BOTTLES, INC.

Date: July 6, 2017	By: /s/ Nicholas Kovacevich
Nicholas Kovacevich
Chief Executive Officer

EXHIBIT INDEX

Number	Description

2.1

Merger Agreement, dated as of May 1, 2017, by and among Kush Bottles, Inc., KBCMP, Inc., Lancer West Enterprises, Inc, Walnut Ventures, Jason Manasse, and Theodore Nicols. (Incorporated by reference to the Company’s Current Report on Form 8-K filed on May 4, 2017.)*

23.1	Consent of Independent Auditors
99.1	Kush Bottles, Inc. Press Release dated May 4, 2017 (Incorporated by reference to the Company’s Current Report on Form 8-K filed on May 4, 2017.)
99.2	Audited financial statements of CMP Wellness, LLC for the fiscal years ended August 31, 2016 and 2015
99.3	Unaudited financial statements of CMP Wellness, LLC for the three and six months ended February 28, 2017 and February 29, 2016
99.4

Unaudited pro forma combined condensed financial statements of the Company, including the Company’s unaudited pro forma combined condensed balance sheet as of February 28, 2017 and statements of operations for the years ended August 31, 2015 and August 31, 2016 and the six month period ended February 28, 2017

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

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